SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 22, 2004

Date of Report (Date of earliest event reported)

CHARLOTTE RUSSE HOLDING, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4645 Morena Boulevard

San Diego, California 92117

(858) 587-1500

(Address, including zip code, and telephone number, including area code, of principal executive officers)

N/A

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Document Description
99.1	Press Release dated January 22, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Charlotte Russe Holding, Inc. on Thursday, January 22, 2004, describing its results of operations for the first quarter of fiscal 2004 ended December 27, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Dated: January 22, 2004	By: /s/ DANIEL T. CARTER
Daniel T. Carter
Executive Vice President and
Chief Financial Officer